================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2003


                             MTS SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MINNESOTA                       0-2382                 41-0908057
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (952) 937-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press Release issued by the registrant on April 21, 2003. The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED UNDER 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 21, 2003, the registrant issued a press release regarding the registrant's results of operations for the second quarter of fiscal 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MTS SYSTEMS CORPORATION
                           (Registrant)


Date: April 25, 2003       By:    /s/ John R. Houston
                                  ----------------------------------------------
                                  John R. Houston
                                  Secretary

                             MTS SYSTEMS CORPORATION
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit
No.          Description
------------ ----------------

99.1 Press Release issued by the registrant on April 21, 2003. The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.